UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2006

Pinnacle Foods Group Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-118390

Delaware	943303521
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6 Executive Campus, Suite 100

Cherry Hill, New Jersey 08002

(Address of principal executive offices, including zip code)

(856) 969-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 7, 2006, C. Dean Metropoulos, Chairman of the Board of Directors and Chief Executive Officer of the registrant, is scheduled to make a presentation at the JPMorgan High Yield Conference 2006 at the Loews Miami Beach Hotel in Miami, Florida. A copy of the visual presentation is being furnished as Exhibit 99.1 to this report, substantially in the form intended to be used, and is incorporated herein by reference.

This information and the exhibit attached hereto are being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

The presentation may contain statements that predict or forecast future events or results, depend on future events for their accuracy or otherwise contain “forward-looking information.” The words “estimates,” expects,” “contemplates,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may,” “should,” and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are made based on management’s current expectations and beliefs concerning future events and various assumptions and are not guarantees of future performance. Actual results may differ materially as a result of various factors, some of which are beyond the registrant’s control, including but not limited to: general economic and business conditions, industry trends, changes in the registrant’s leverage, interest rate changes, changes in the registrant’s ownership structure, competition, the loss of any of the registrant’s major customers or suppliers, changes in demand for the registrant’s products, changes in distribution channels or competitive conditions in the markets where the registrant operates, costs of integrating acquisitions, loss of the registrant’s intellectual property rights, fluctuations in price and supply of raw materials, seasonality, the registrant’s reliance on co-packers to meet the registrant’s manufacturing needs, availability of qualified personnel, changes in the cost of compliance with laws and regulations, including environmental laws and regulations, and the other risks and uncertainties detailed in the registrant’s Annual Report on Form 10-K for the fiscal year ended December 26, 2004 and subsequent reports on Form 10-Q and Form 8-K. There may be other factors that may cause the registrant’s actual results to differ materially from the forward-looking statements. The registrant assumes no obligation to update the information contained in the presentation.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Slide Show Presentation at JPMorgan Annual High Yield Conference 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PINNACLE FOODS GROUP INC.

By:	/s/ N. MICHAEL DION
Name:	N. Michael Dion
Title	Executive Vice President and Chief Financial Officer

Date: February 6, 2006